Exhibit 99.1

Old National Bancorp Reports First Quarter 2025 Results
Evansville, Ind. (April 22, 2025)

Old National Bancorp (NASDAQ: ONB) reports 1Q25 net income applicable to common shares of $140.6 million, diluted EPS of $0.44; $145.5 million and $0.45 on an adjusted[1] basis, respectively.
CEO COMMENTARY:

"Old National reported better-than-expected first-quarter results driven by our peer-leading deposit franchise, solid loan growth and disciplined expense management," said Chairman and CEO Jim Ryan. "These results demonstrate our ability to navigate a challenging and uncertain economic environment, setting us up favorably as we move into the second quarter and, importantly, as we prepare for our partnership with Bremer Bank which we anticipate closing on May 1, 2025."
FIRST QUARTER HIGHLIGHTS2:

Net Income	•Net income applicable to common shares of $140.6 million; adjusted net income applicable to common shares[1] of $145.5 million
•Earnings per diluted common share ("EPS") of $0.44; adjusted EPS[1] of $0.45

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $393.0 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.27%, down 3 basis points ("bps")

Operating Performance	•Pre-provision net revenue[1] ("PPNR") of $218.3 million; adjusted PPNR[1] of $224.3 million
•Noninterest expense of $268.5 million; adjusted noninterest expense[1] of $262.6 million
•Efficiency ratio[1] of 53.7%; adjusted efficiency ratio[1] of 51.8%

Deposits and Funding	•Period-end total deposits of $41.0 billion, up 2.1% annualized; core deposits up 1.7% annualized
•Granular low-cost deposit franchise; total deposit costs of 191 bps, down 17 bps

Loans and Credit Quality	•End-of-period total loans[3] of $36.5 billion, up 1.5% annualized
•Provision for credit losses[4] ("provision") of $31.4 million
•Net charge-offs of $21.6 million, or 24 bps of average loans; 21 bps excluding purchased credit deteriorated ("PCD") loans that had an allowance at acquisition
•30+ day delinquencies of 0.22% and nonaccrual loans of 1.29% of total loans

Return Profile & Capital	•Return on average tangible common equity[1] ("ROATCE") of 15.0%; adjusted ROATCE[1] of 15.5% •Preliminary regulatory Tier 1 common equity to risk-weighted assets of 11.62%, up 24 bps

Notable Items	•$5.9 million of pre-tax merger-related charges
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale 4 Includes the provision for unfunded commitments

RESULTS OF OPERATIONS2
Old National Bancorp ("Old National") reported first quarter 2025 net income applicable to common shares of $140.6 million, or $0.44 per diluted common share.
Included in first quarter results were pre-tax charges of $5.9 million for merger-related expenses. Excluding these charges and realized debt securities losses from the current quarter, adjusted net income1 was $145.5 million, or $0.45 per diluted common share.
DEPOSITS AND FUNDING
Growth in core deposits driven by normal seasonal patterns in business checking and public funds, along with growth in community deposits.
•Period-end total deposits were $41.0 billion, up 2.1% annualized; core deposits up 1.7% annualized.
•On average, total deposits for the first quarter were $40.5 billion, down 6.2% annualized.
•Granular low-cost deposit franchise; total deposit costs of 191 bps, down 17 bps.
•A loan to deposit ratio of 89%, combined with existing funding sources, provides strong liquidity.

LOANS
Balanced commercial loan production, growth and pipeline.
•Period-end total loans3 were $36.5 billion, up 1.5% annualized; up 2.3% annualized excluding $71 million of commercial real estate loan sales.
•Total commercial loan production in the first quarter was $1.5 billion; period-end commercial pipeline totaled $3.4 billion.
•Average total loans in the first quarter were $36.3 billion, a decrease of $128.2 million, or down 1.4% annualized.

CREDIT QUALITY
Resilient credit quality continues to be a hallmark of Old National.
•Provision4 expense was $31.4 million compared to $27.0 million.
•Net charge-offs were $21.6 million, or 24 bps of average loans compared to 21 bps.
◦Excluding PCD loans that had an allowance for credit losses established at acquisition, net charge-offs to average loans were 21 bps compared to 17 bps.
•30+ day delinquencies as a percentage of loans were 0.22% compared to 0.27%.
•Nonaccrual loans as a percentage of total loans were 1.29% compared to 1.23%.
•Loans acquired from previous acquisitions were recorded at fair value at the acquisition date. The remaining discount on these acquired loans was $119.2 million.
•The allowance for credit losses, including the allowance for credit losses on unfunded commitments, stood at $424.0 million, or 1.16% of total loans, compared to $414.2 million, or 1.14% of total loans.

NET INTEREST INCOME AND MARGIN
Lower reflective of lower accretion and number of days.
•Net interest income on a fully taxable equivalent basis1 decreased to $393.0 million compared to $400.0 million, driven by lower accretion, fewer days in the quarter and earning asset mix, partly offset by lower funding costs.
•Net interest margin on a fully taxable equivalent basis1 decreased 3 bps to 3.27%.
•Accretion income on loans and borrowings was $12.3 million, or 10 bps of net interest margin1, compared to $18.5 million, or 15 bps of net interest margin1.
•Cost of total deposits was 1.91%, decreasing 17 bps and the cost of total interest-bearing deposits decreased 25 bps to 2.46%.

NONINTEREST INCOME
Impacted by seasonally lower bank fees and lower company-owned life insurance.
•Total noninterest income was $93.8 million compared to $95.8 million.
•Noninterest income decreased 2.1% driven by seasonally lower bank fees and lower company-owned life insurance.

◦Other income was impacted by $4.8 million of gains on the sale of $71 million of commercial real estate loans in the first quarter of 2025 and $8 million of equity investments recoveries in the fourth quarter of 2024.

NONINTEREST EXPENSE
Disciplined expense management.
•Noninterest expense was $268.5 million and included $5.9 million of merger-related charges.
◦Excluding merger-related charges, adjusted noninterest expense1 was $262.6 million, compared to $268.7 million; decrease driven by lower FDIC assessment expense and tax credit amortization.
•The efficiency ratio1 was 53.7%, while the adjusted efficiency ratio1 was 51.8% compared to 54.4% and 51.8%, respectively.

INCOME TAXES
•Income tax expense was $36.9 million, resulting in an effective tax rate of 20.3% compared to 17.3%. On an adjusted fully taxable equivalent ("FTE") basis, the effective tax rate was 22.6% compared to 19.8%.
◦The effective tax rate for the first quarter of 2025 was impacted by $1.2 million for the vesting of employee stock compensation and the fourth quarter of 2024 was impacted by $5.9 million for the resolution of tax matters.
•Income tax expense included $5.3 million of tax credit benefit compared to $5.2 million.

CAPITAL
Capital ratios remain strong.
•Preliminary total risk-based capital up 31 bps to 13.68% and preliminary regulatory Tier 1 capital up 25 bps to 12.23%, as strong retained earnings drive capital.
•Tangible common equity to tangible assets was 7.76%, up 4.7%.

CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Tuesday, April 22, 2025, to review first quarter financial results. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations website at oldnational.com and will be archived there for 12 months. To listen to the live conference call, dial U.S. (800) 715-9871 or International (646) 307-1963, access code 5176690. A replay of the call will also be available from approximately noon Central Time on April 22, 2025 through May 6, 2025. To access the replay, dial U.S. (800) 770-2030 or International (647) 362-9199; Access code 5176690.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. As the sixth largest commercial bank headquartered in the Midwest, Old National proudly serves clients primarily in the Midwest and Southeast. With approximately $54 billion of assets and $29 billion of assets under management, Old National ranks among the top 30 banking companies headquartered in the United States. Tracing our roots to 1834, Old National focuses on building long-term, highly valued partnerships with clients while also strengthening and supporting the communities we serve. In addition to providing extensive services in consumer and commercial banking, Old National offers comprehensive wealth management and capital markets services. For more information and financial data, please visit Investor Relations at oldnational.com. In 2024, Points of Light named Old National one of "The Civic 50" - an honor reserved for the 50 most community-minded companies in the United States.
USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include merger-related charges associated with completed and pending acquisitions, debt securities gains/losses, separation expense,

CECL Day 1 non-PCD provision expense, distribution of excess pension assets expense, and FDIC special assessment expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes adjusted pre-provision net revenues may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed and pending acquisitions, separation expense, distribution of excess pension assets expense, and FDIC special assessment expense, as well as adjusted noninterest income, which excludes debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.
In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.
FORWARD-LOOKING STATEMENTS
This communication contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies, including trade and tariff policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the possibility that the merger (the “Merger”) between Old National and Bremer Financial Corporation ("Bremer") does not close when expected; the expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; the impact of purchase accounting with respect to the Merger, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; risks relating to the potential dilutive effect of shares of Old National’s common stock to be issued in the Merger; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this communication; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the SEC. These forward-looking statements are made only as of the date of this communication and are not guarantees of future results, performance or outcomes, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this communication.

CONTACTS:
Media: Rick Vach	Investors: Lynell Durchholz
(904) 535-9489	(812) 464-1366
Rick.Vach@oldnational.com	Lynell.Durchholz@oldnational.com

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Income Statement
Net interest income	$387,643	$394,180	$391,724	$388,421	$356,458
FTE adjustment[1,3]	5,360	5,777	6,144	6,340	6,253
Net interest income - tax equivalent basis[3]	393,003	399,957	397,868	394,761	362,711
Provision for credit losses	31,403	27,017	28,497	36,214	18,891
Noninterest income	93,794	95,766	94,138	87,271	77,522
Noninterest expense	268,471	276,824	272,283	282,999	262,317
Net income available to common shareholders	$140,625	$149,839	$139,768	$117,196	$116,250
Per Common Share Data
Weighted average diluted shares	321,016	318,803	317,331	316,461	292,207
EPS, diluted	$0.44	$0.47	$0.44	$0.37	$0.40
Cash dividends	0.14	0.14	0.14	0.14	0.14
Dividend payout ratio[2]	32%	30%	32%	38%	35%
Book value	$19.71	$19.11	$19.20	$18.28	$18.24
Stock price	21.19	21.71	18.66	17.19	17.41
Tangible book value[3]	12.54	11.91	11.97	11.05	11.10
Performance Ratios
ROAA	1.08%	1.14%	1.08%	0.92%	0.98%
ROAE	9.1%	9.8%	9.4%	8.2%	8.7%
ROATCE[3]	15.0%	16.4%	16.0%	14.1%	14.9%
NIM (FTE)[3]	3.27%	3.30%	3.32%	3.33%	3.28%
Efficiency ratio[3]	53.7%	54.4%	53.8%	57.2%	58.3%
NCOs to average loans	0.24%	0.21%	0.19%	0.16%	0.14%
ACL on loans to EOP loans	1.10%	1.08%	1.05%	1.01%	0.95%
ACL[4] to EOP loans	1.16%	1.14%	1.12%	1.08%	1.03%
NPLs to EOP loans	1.29%	1.23%	1.22%	0.94%	0.98%
Balance Sheet (EOP)
Total loans	$36,413,944	$36,285,887	$36,400,643	$36,150,513	$33,623,319
Total assets	53,877,944	53,552,272	53,602,293	53,119,645	49,534,918
Total deposits	41,034,572	40,823,560	40,845,746	39,999,228	37,699,418
Total borrowed funds	5,447,054	5,411,537	5,449,096	6,085,204	5,331,161
Total shareholders' equity	6,534,654	6,340,350	6,367,298	6,075,072	5,595,408
Capital Ratios[3]
Risk-based capital ratios (EOP):
Tier 1 common equity	11.62%	11.38%	11.00%	10.73%	10.76%
Tier 1 capital	12.23%	11.98%	11.60%	11.33%	11.40%
Total capital	13.68%	13.37%	12.94%	12.71%	12.74%
Leverage ratio (average assets)	9.44%	9.21%	9.05%	8.90%	8.96%
Equity to assets (averages)	12.01%	11.78%	11.60%	11.31%	11.32%
TCE to TA	7.76%	7.41%	7.44%	6.94%	6.86%
Nonfinancial Data
Full-time equivalent employees	4,028	4,066	4,105	4,267	3,955
Banking centers	280	280	280	280	258
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Cash dividends per common share divided by net income per common share (basic).
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures. March 31, 2025 capital ratios are preliminary.
[4] Includes the allowance for credit losses on loans and unfunded loan commitments.

FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity NCOs - Net Charge-offs ACL - Allowance for Credit Losses EOP - End of period actual balances NPLs - Non-performing Loans TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Interest income	$630,399	$662,082	$679,925	$663,663	$595,981
Less: interest expense	242,756	267,902	288,201	275,242	239,523
Net interest income	387,643	394,180	391,724	388,421	356,458
Provision for credit losses	31,403	27,017	28,497	36,214	18,891
Net interest income after provision for credit losses	356,240	367,163	363,227	352,207	337,567
Wealth and investment services fees	29,648	30,012	29,117	29,358	28,304
Service charges on deposit accounts	21,156	20,577	20,350	19,350	17,898
Debit card and ATM fees	9,991	10,991	11,362	10,993	10,054
Mortgage banking revenue	6,879	7,026	7,669	7,064	4,478
Capital markets income	4,506	5,244	7,426	4,729	2,900
Company-owned life insurance	5,381	6,499	5,315	5,739	3,434
Other income	16,309	15,539	12,975	10,036	10,470
Debt securities gains (losses), net	(76)	(122)	(76)	2	(16)
Total noninterest income	93,794	95,766	94,138	87,271	77,522
Salaries and employee benefits	148,305	146,605	147,494	159,193	149,803
Occupancy	29,053	29,733	27,130	26,547	27,019
Equipment	8,901	9,325	9,888	8,704	8,671
Marketing	11,940	12,653	11,036	11,284	10,634
Technology	22,020	21,429	23,343	24,002	20,023
Communication	4,134	4,176	4,681	4,480	4,000
Professional fees	7,919	11,055	7,278	10,552	6,406
FDIC assessment	9,700	11,970	11,722	9,676	11,313
Amortization of intangibles	6,830	7,237	7,411	7,425	5,455
Amortization of tax credit investments	3,424	4,556	3,277	2,747	2,749
Other expense	16,245	18,085	19,023	18,389	16,244
Total noninterest expense	268,471	276,824	272,283	282,999	262,317
Income before income taxes	181,563	186,105	185,082	156,479	152,772
Income tax expense	36,904	32,232	41,280	35,250	32,488
Net income	$144,659	$153,873	$143,802	$121,229	$120,284
Preferred dividends	(4,034)	(4,034)	(4,034)	(4,033)	(4,034)
Net income applicable to common shares	$140,625	$149,839	$139,768	$117,196	$116,250

EPS, diluted	$0.44	$0.47	$0.44	$0.37	$0.40
Weighted Average Common Shares Outstanding
Basic	315,925	315,673	315,622	315,585	290,980
Diluted	321,016	318,803	317,331	316,461	292,207
Common shares outstanding (EOP)	319,236	318,980	318,955	318,969	293,330

End of Period Balance Sheet (unaudited)
($ in thousands)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Assets
Cash and due from banks	$486,061	$394,450	$498,120	$428,665	$350,990
Money market and other interest-earning investments	753,719	833,518	693,450	804,381	588,509
Investments:
Treasury and government-sponsored agencies	2,364,170	2,289,903	2,335,716	2,207,004	2,243,754
Mortgage-backed securities	6,458,023	6,175,103	6,085,826	5,890,371	5,566,881
States and political subdivisions	1,589,555	1,637,379	1,665,128	1,678,597	1,672,061
Other securities	755,348	781,656	783,079	775,623	760,847
Total investments	11,167,096	10,884,041	10,869,749	10,551,595	10,243,543
Loans held-for-sale, at fair value	40,424	34,483	62,376	66,126	19,418
Loans:
Commercial	10,650,615	10,288,560	10,408,095	10,332,631	9,648,269
Commercial and agriculture real estate	16,135,327	16,307,486	16,356,216	16,016,958	14,653,958
Residential real estate	6,771,694	6,797,586	6,757,896	6,894,957	6,661,379
Consumer	2,856,308	2,892,255	2,878,436	2,905,967	2,659,713
Total loans	36,413,944	36,285,887	36,400,643	36,150,513	33,623,319
Allowance for credit losses on loans	(401,932)	(392,522)	(380,840)	(366,335)	(319,713)
Premises and equipment, net	584,664	588,970	599,528	601,945	564,007
Goodwill and other intangible assets	2,289,268	2,296,098	2,305,084	2,306,204	2,095,511
Company-owned life insurance	859,211	859,851	863,723	862,032	767,423
Accrued interest receivable and other assets	1,685,489	1,767,496	1,690,460	1,714,519	1,601,911
Total assets	$53,877,944	$53,552,272	$53,602,293	$53,119,645	$49,534,918

Liabilities and Equity
Noninterest-bearing demand deposits	$9,186,314	$9,399,019	$9,429,285	$9,336,042	$9,257,709
Interest-bearing:
Checking and NOW accounts	7,736,014	7,538,987	7,314,245	7,680,865	7,236,667
Savings accounts	4,715,329	4,753,279	4,781,447	4,983,811	5,020,095
Money market accounts	11,638,653	11,807,228	11,601,461	10,485,491	10,234,113
Other time deposits	6,212,898	5,819,970	6,010,070	5,688,432	4,760,659
Total core deposits	39,489,208	39,318,483	39,136,508	38,174,641	36,509,243
Brokered deposits	1,545,364	1,505,077	1,709,238	1,824,587	1,190,175
Total deposits	41,034,572	40,823,560	40,845,746	39,999,228	37,699,418

Federal funds purchased and interbank borrowings	170	385	135,263	250,154	50,416
Securities sold under agreements to repurchase	290,256	268,975	244,626	240,713	274,493
Federal Home Loan Bank advances	4,514,354	4,452,559	4,471,153	4,744,560	4,193,039
Other borrowings	642,274	689,618	598,054	849,777	813,213
Total borrowed funds	5,447,054	5,411,537	5,449,096	6,085,204	5,331,161
Accrued expenses and other liabilities	861,664	976,825	940,153	960,141	908,931
Total liabilities	47,343,290	47,211,922	47,234,995	47,044,573	43,939,510
Preferred stock, common stock, surplus, and retained earnings	7,183,163	7,086,393	6,971,054	6,866,480	6,375,036
Accumulated other comprehensive income (loss), net of tax	(648,509)	(746,043)	(603,756)	(791,408)	(779,628)
Total shareholders' equity	6,534,654	6,340,350	6,367,298	6,075,072	5,595,408
Total liabilities and shareholders' equity	$53,877,944	$53,552,272	$53,602,293	$53,119,645	$49,534,918

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2025			December 31, 2024			March 31, 2024
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$791,067	$8,815	4.52%	$1,072,509	$12,843	4.76%	$757,244	$9,985	5.30%
Investments:
Treasury and government-sponsored agencies	2,318,869	20,019	3.45%	2,325,120	20,841	3.59%	2,362,477	23,266	3.94%
Mortgage-backed securities	6,287,825	54,523	3.47%	6,149,775	50,416	3.28%	5,357,085	38,888	2.90%
States and political subdivisions	1,610,819	13,242	3.29%	1,654,591	13,698	3.31%	1,680,175	13,976	3.33%
Other securities	770,839	10,512	5.45%	783,708	10,518	5.37%	770,438	12,173	6.32%
Total investments	10,988,352	98,296	3.58%	10,913,194	95,473	3.50%	10,170,175	88,303	3.47%
Loans:[2]
Commercial	10,397,991	165,595	6.37%	10,401,056	176,996	6.81%	9,540,385	167,263	7.01%
Commercial and agriculture real estate	16,213,606	245,935	6.07%	16,326,802	263,062	6.44%	14,368,370	230,086	6.41%
Residential real estate loans	6,815,091	67,648	3.97%	6,814,829	68,346	4.01%	6,693,814	63,003	3.76%
Consumer	2,871,213	49,470	6.99%	2,883,413	51,139	7.06%	2,645,091	43,594	6.63%
Total loans	36,297,901	528,648	5.83%	36,426,100	559,543	6.14%	33,247,660	503,946	6.07%

Total earning assets	$48,077,320	$635,759	5.30%	$48,411,803	$667,859	5.52%	$44,175,079	$602,234	5.46%

Less: Allowance for credit losses on loans	(398,765)			(382,799)			(313,470)

Non-earning Assets:
Cash and due from banks	$372,428			$370,932			$362,676
Other assets	5,394,600			5,402,359			4,961,595

Total assets	$53,445,583			$53,802,295			$49,185,880

Interest-Bearing Liabilities:
Checking and NOW accounts	$7,526,294	$23,850	1.29%	$7,338,532	$23,747	1.29%	$7,141,201	$25,252	1.42%
Savings accounts	4,692,239	3,608	0.31%	4,750,387	4,467	0.37%	5,025,400	5,017	0.40%
Money market accounts	11,664,650	88,381	3.07%	11,900,305	103,818	3.47%	9,917,572	94,213	3.82%
Other time deposits	5,996,108	56,485	3.82%	5,985,911	61,679	4.10%	4,689,136	47,432	4.07%
Total interest-bearing core deposits	29,879,291	172,324	2.34%	29,975,135	193,711	2.57%	26,773,309	171,914	2.58%
Brokered deposits	1,546,756	18,171	4.76%	1,662,698	21,579	5.16%	1,047,140	13,525	5.19%
Total interest-bearing deposits	31,426,047	190,495	2.46%	31,637,833	215,290	2.71%	27,820,449	185,439	2.68%

Federal funds purchased and interbank borrowings	148,130	1,625	4.45%	433	23	21.13%	69,090	961	5.59%
Securities sold under agreements to repurchase	272,961	551	0.82%	249,133	584	0.93%	296,236	917	1.25%
Federal Home Loan Bank advances	4,464,590	41,896	3.81%	4,461,733	43,788	3.90%	4,386,492	41,167	3.77%
Other borrowings	675,759	8,189	4.91%	669,580	8,217	4.88%	825,846	11,039	5.38%
Total borrowed funds	5,561,440	52,261	3.81%	5,380,879	52,612	3.89%	5,577,664	54,084	3.90%

Total interest-bearing liabilities	$36,987,487	$242,756	2.66%	$37,018,712	$267,902	2.88%	$33,398,113	$239,523	2.88%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$9,096,676			$9,509,446			$9,258,136
Other liabilities	944,935			935,184			964,089
Shareholders' equity	6,416,485			6,338,953			5,565,542

Total liabilities and shareholders' equity	$53,445,583			$53,802,295			$49,185,880

Net interest rate spread			2.64%			2.64%			2.58%

Net interest margin (GAAP)			3.23%			3.26%			3.23%

Net interest margin (FTE)[3]			3.27%			3.30%			3.28%

FTE adjustment		$5,360			$5,777			$6,253

[1] Interest income is reflected on a FTE basis.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Allowance for credit losses:
Beginning allowance for credit losses on loans	$392,522	$380,840	$366,335	$319,713	$307,610
Allowance established for acquired PCD loans	—	—	2,803	23,922	—
Provision for credit losses on loans	31,026	30,417	29,176	36,745	23,853
Gross charge-offs	(24,540)	(21,278)	(18,965)	(17,041)	(14,020)
Gross recoveries	2,924	2,543	1,491	2,996	2,270
NCOs	(21,616)	(18,735)	(17,474)	(14,045)	(11,750)
Ending allowance for credit losses on loans	$401,932	$392,522	$380,840	$366,335	$319,713
Beginning allowance for credit losses on unfunded commitments	$21,654	$25,054	$25,733	$26,264	$31,226
Provision (release) for credit losses on unfunded commitments	377	(3,400)	(679)	(531)	(4,962)
Ending allowance for credit losses on unfunded commitments	$22,031	$21,654	$25,054	$25,733	$26,264
Allowance for credit losses	$423,963	$414,176	$405,894	$392,068	$345,977
Provision for credit losses on loans	$31,026	$30,417	$29,176	$36,745	$23,853
Provision (release) for credit losses on unfunded commitments	377	(3,400)	(679)	(531)	(4,962)
Provision for credit losses	$31,403	$27,017	$28,497	$36,214	$18,891
NCOs / average loans[1]	0.24%	0.21%	0.19%	0.16%	0.14%
Average loans[1]	$36,284,059	$36,410,414	$36,299,544	$36,053,845	$33,242,739
EOP loans[1]	36,413,944	36,285,887	36,400,643	36,150,513	33,623,319
ACL on loans / EOP loans[1]	1.10%	1.08%	1.05%	1.01%	0.95%
ACL / EOP loans[1]	1.16%	1.14%	1.12%	1.08%	1.03%
Underperforming Assets:
Loans 90 days and over (still accruing)	$6,757	$4,060	$1,177	$5,251	$2,172
Nonaccrual loans	469,211	447,979	443,597	340,181	328,645
Foreclosed assets	6,301	4,294	4,077	8,290	9,344
Total underperforming assets	$482,269	$456,333	$448,851	$353,722	$340,161
Classified and Criticized Assets:
Nonaccrual loans	$469,211	$447,979	$443,597	$340,181	$328,645
Substandard loans (still accruing)	1,479,630	1,073,413	1,074,243	841,087	626,157
Loans 90 days and over (still accruing)	6,757	4,060	1,177	5,251	2,172
Total classified loans - "problem loans"	1,955,598	1,525,452	1,519,017	1,186,519	956,974
Other classified assets	53,239	58,954	59,485	60,772	54,392
Special Mention	828,314	908,630	837,543	967,655	827,419
Total classified and criticized assets	$2,837,151	$2,493,036	$2,416,045	$2,214,946	$1,838,785
Loans 30-89 days past due (still accruing)	$72,517	$93,141	$91,750	$51,712	$53,112
Nonaccrual loans / EOP loans[1]	1.29%	1.23%	1.22%	0.94%	0.98%
ACL / nonaccrual loans	90%	92%	92%	115%	105%
Under-performing assets/EOP loans[1]	1.32%	1.26%	1.23%	0.98%	1.01%
Under-performing assets/EOP assets	0.90%	0.85%	0.84%	0.67%	0.69%
30+ day delinquencies/EOP loans[1]	0.22%	0.27%	0.26%	0.16%	0.16%

[1] Excludes loans held-for-sale.

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Earnings Per Share:
Net income applicable to common shares	$140,625	$149,839	$139,768	$117,196	$116,250
Adjustments:
Merger-related charges	5,856	8,117	6,860	19,440	2,908
Tax effect[1]	(1,089)	(2,058)	(1,528)	(4,413)	(710)
Merger-related charges, net	4,767	6,059	5,332	15,027	2,198
Debt securities (gains) losses	76	122	76	(2)	16
Tax effect[1]	(14)	(31)	(17)	1	(4)
Debt securities (gains) losses, net	62	91	59	(1)	12
Separation expense	—	—	2,646	—	—
Tax effect[1]	—	—	(589)	—	—
Separation expense, net	—	—	2,057	—	—
CECL Day 1 non-PCD provision expense	—	—	—	15,312	—
Tax effect[1]	—	—	—	(3,476)	—
CECL Day 1 non-PCD provision expense, net	—	—	—	11,836	—
Distribution of excess pension assets	—	—	—	—	13,318
Tax effect[1]	—	—	—	—	(3,250)
Distribution excess pension assets, net	—	—	—	—	10,068
FDIC special assessment	—	—	—	—	2,994
Tax effect[1]	—	—	—	—	(731)
FDIC special assessment, net	—	—	—	—	2,263
Total adjustments, net	4,829	6,150	7,448	26,862	14,541
Net income applicable to common shares, adjusted	$145,454	$155,989	$147,216	$144,058	$130,791
Weighted average diluted common shares outstanding	321,016	318,803	317,331	316,461	292,207
EPS, diluted	$0.44	$0.47	$0.44	$0.37	$0.40
Adjusted EPS, diluted	$0.45	$0.49	$0.46	$0.46	$0.45
NIM:
Net interest income	$387,643	$394,180	$391,724	$388,421	$356,458
Add: FTE adjustment[2]	5,360	5,777	6,144	6,340	6,253
Net interest income (FTE)	$393,003	$399,957	$397,868	$394,761	$362,711
Average earning assets	$48,077,320	$48,411,803	$47,905,463	$47,406,849	$44,175,079
NIM (GAAP)	3.23%	3.26%	3.27%	3.28%	3.23%
NIM (FTE)	3.27%	3.30%	3.32%	3.33%	3.28%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
PPNR:
Net interest income (FTE)[2]	$393,003	$399,957	$397,868	$394,761	$362,711
Add: Noninterest income	93,794	95,766	94,138	87,271	77,522
Total revenue (FTE)	486,797	495,723	492,006	482,032	440,233
Less: Noninterest expense	(268,471)	(276,824)	(272,283)	(282,999)	(262,317)
PPNR	$218,326	$218,899	$219,723	$199,033	$177,916
Adjustments:
Debt securities (gains) losses	$76	$122	$76	$(2)	$16
Noninterest income adjustments	76	122	76	(2)	16
Adjusted noninterest income	93,870	95,888	94,214	87,269	77,538
Adjusted revenue	$486,873	$495,845	$492,082	$482,030	$440,249
Adjustments:
Merger-related charges	$5,856	$8,117	$6,860	$19,440	$2,908
Separation expense	—	—	2,646	—	—
Distribution of excess pension assets	—	—	—	—	13,318
FDIC Special Assessment	—	—	—	—	2,994
Noninterest expense adjustments	5,856	8,117	9,506	19,440	19,220
Adjusted total noninterest expense	(262,615)	(268,707)	(262,777)	(263,559)	(243,097)
Adjusted PPNR	$224,258	$227,138	$229,305	$218,471	$197,152
Efficiency Ratio:
Noninterest expense	$268,471	$276,824	$272,283	$282,999	$262,317
Less: Amortization of intangibles	(6,830)	(7,237)	(7,411)	(7,425)	(5,455)
Noninterest expense, excl. amortization of intangibles	261,641	269,587	264,872	275,574	256,862
Less: Amortization of tax credit investments	(3,424)	(4,556)	(3,277)	(2,747)	(2,749)
Less: Noninterest expense adjustments	(5,856)	(8,117)	(9,506)	(19,440)	(19,220)
Adjusted noninterest expense, excluding amortization	$252,361	$256,914	$252,089	$253,387	$234,893
Total revenue (FTE)[2]	$486,797	$495,723	$492,006	$482,032	$440,233
Less: Debt securities (gains) losses	76	122	76	(2)	16
Total adjusted revenue	$486,873	$495,845	$492,082	$482,030	$440,249
Efficiency Ratio	53.7%	54.4%	53.8%	57.2%	58.3%
Adjusted Efficiency Ratio	51.8%	51.8%	51.2%	52.6%	53.4%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
ROAE and ROATCE:
Net income applicable to common shares	$140,625	$149,839	$139,768	$117,196	$116,250
Amortization of intangibles	6,830	7,237	7,411	7,425	5,455
Tax effect[1]	(1,708)	(1,809)	(1,853)	(1,856)	(1,364)
Amortization of intangibles, net	5,122	5,428	5,558	5,569	4,091
Net income applicable to common shares, excluding intangibles amortization	145,747	155,267	145,326	122,765	120,341
Total adjustments, net (see pg.12)	4,829	6,150	7,448	26,862	14,541
Adjusted net income applicable to common shares, excluding intangibles amortization	$150,576	$161,417	$152,774	$149,627	$134,882
Average shareholders' equity	$6,416,485	$6,338,953	$6,190,071	$5,978,976	$5,565,542
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Average shareholders' common equity	$6,172,766	$6,095,234	$5,946,352	$5,735,257	$5,321,823
Average goodwill and other intangible assets	(2,292,526)	(2,301,177)	(2,304,597)	(2,245,405)	(2,098,338)
Average tangible shareholder's common equity	$3,880,240	$3,794,057	$3,641,755	$3,489,852	$3,223,485
ROAE	9.1%	9.8%	9.4%	8.2%	8.7%
ROAE, adjusted	9.4%	10.2%	9.9%	10.0%	9.8%
ROATCE	15.0%	16.4%	16.0%	14.1%	14.9%
ROATCE, adjusted	15.5%	17.0%	16.8%	17.1%	16.7%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Tangible Common Equity:
Shareholders' equity	$6,534,654	$6,340,350	$6,367,298	$6,075,072	$5,595,408
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$6,290,935	$6,096,631	$6,123,579	$5,831,353	$5,351,689
Less: Goodwill and other intangible assets	(2,289,268)	(2,296,098)	(2,305,084)	(2,306,204)	(2,095,511)
Tangible shareholders' common equity	$4,001,667	$3,800,533	$3,818,495	$3,525,149	$3,256,178

Total assets	$53,877,944	$53,552,272	$53,602,293	$53,119,645	$49,534,918
Less: Goodwill and other intangible assets	(2,289,268)	(2,296,098)	(2,305,084)	(2,306,204)	(2,095,511)
Tangible assets	$51,588,676	$51,256,174	$51,297,209	$50,813,441	$47,439,407

Risk-weighted assets[3]	$40,266,670	$40,314,805	$40,584,608	$40,627,117	$37,845,139

Tangible common equity to tangible assets	7.76%	7.41%	7.44%	6.94%	6.86%
Tangible common equity to risk-weighted assets[3]	9.94%	9.43%	9.41%	8.68%	8.60%
Tangible Common Book Value:
Common shares outstanding	319,236	318,980	318,955	318,969	293,330
Tangible common book value	$12.54	$11.91	$11.97	$11.05	$11.10

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[3] March 31, 2025 figures are preliminary.